UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934.

Date of Report: July 13, 2017
(Date of earliest event reported)

Mexco Energy Corporation

(Exact name of registrant as specified in its charter)

CO	0-6694	84-0627918
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification Number)

214 W. Texas Avenue,
Suite 1101
Midland, TX	79701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 432-682-1119

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On July 13, 2017, Mexco Energy Corporation (the “Company”) made the decision to secure a new independent registered public accounting firm. As a consequence, the Company decided to dismiss Grant Thornton LLP (“GT”) as the Company’s independent registered public accounting firm. The decision to change accountants was approved by the audit committee pursuant to its charter.

During the Company’s last two fiscal years ended March 31, 2017 and March 31, 2016, and the interim period through July 13, 2017, (i) the Company had no disagreements with GT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to GT’s satisfaction, would have caused GT to make reference to the subject matter of such disagreements in its report on the financial statements of the Company for such time period and (ii) there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

The report of GT regarding the Company’s financial statements for each of the fiscal years ended March 31, 2017 and 2016 did not contain any adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

The Company provided GT with a copy of the foregoing disclosure and requested that GT provide the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements herein and, if not, stating the respects in which it does not agree. A copy of the letter provided by GT dated July 18, 2017 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On July 13, 2017 the Company appointed Weaver and Tidwell, L.L.P. (“Weaver”), effective immediately upon completion of Weaver’s client acceptance procedures, which occurred on July 17, 2017 as the Company’s new independent registered public accounting firm. The decision to pursue the engagement of Weaver was approved by the Board of Directors of the Company. Weaver will be reviewing the financial statements that are to be included in the Quarterly Reports for the periods ended June 30, 2017, September 30, 2017 and December 31, 2017.

During the fiscal years ended March 31, 2017 and 2016, and the interim period through July 13, 2017, the Company did not consult Weaver with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by Weaver that Weaver concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit
Number	Description

16.1	Letter dated July 18, 2017 from Grant Thornton LLP to the Securities and Exchange Commission regarding the change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEXCO ENERGY CORPORATION

Dated: July 18, 2017	By:	/s/ Tammy McComic
Tammy McComic
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

16.1	Letter dated July 18, 2017 from Grant Thornton LLP to the Securities and Exchange Commission regarding the change in certifying accountant.